Case 19-11915-BLS    Doc 489    Filed 03/23/20    Page 1 of 16

EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

THE DISTRICT OF DELAWARE

X

In re	: :	Chapter 11
RAIT FUNDING, LLC,	:	Case No. 19-11915 (BLS)
a Delaware limited liability company, et. al. (1)	: :
Debtors.	:	Jointly Administered

X

Monthly Operating Report

For the Period From February 1, 2020, to February 29, 2020

DEBTORS' ADDRESS:	Two Logan Square 100 N. 18th Street, 23rd Floor Philadelphia, Pennsylvania 19103 (Attn: John J. Reyle)
DEBTORS' ATTORNEYS: REPORT PREPARER:

Patrick A. Jackson (Del. Bar No. 4976)

Joseph N. Argentina, Jr. (Del. Bar No. 5453)

222 Delaware Avenue, Suite 1410

Wilmington, DE 19801

Tel: (302) 467-4200

Fax: (302) 467-4201

Patrick.Jackson@faegredrinker.com

Joseph.Argentina@faegredrinker.com

RAIT FUNDING, LLC

Michael P. Pompeo

Brian P. Morgan

1177 Avenue of the Americas, 41st

Floor

New York, NY 10036-2714

Tel: (212) 248-3140

Fax: (212) 248-3141

Michael.Pompeo@faegredrinker.com

Brian.Morgan@faegredrinker.com

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Alfred Dilmore3/23/2020

Alfred DilmoreDate

Chief Financial Officer

Notes:

(1)

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number (if applicable), are as follows: RAIT Funding, LLC, a Delaware limited liability company (9983); RAIT Financial Trust, a Maryland real estate investment trust (9819); RAIT General, Inc., a Maryland corporation (9987); RAIT Limited, Inc., a Maryland corporation (9773); Taberna Realty Finance

Trust, a Maryland real estate investment trust (3577); RAIT JV TRS, LLC, a Delaware limited liability company (3190); and RAIT JV TRS Sub, LLC, a Delaware limited liability company (4870). The mailing address for all Debtors is Two Logan Square, 100 N. 18th Street, 23rd Floor, Philadelphia, Pennsylvania 19103 (Attn: John J. Reyle).

FORM COVER

Case 19-11915-BLS    Doc 489    Filed 03/23/20    Page 2 of 16

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF DELAWARE

RAIT FUNDING LLC	Case No. 19-11915 (BLS)
Debtor	Reporting Period: 02/01/20 - 02/29/20

Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1a	x
Bank Account Reconciliation/Information	MOR-1b	N/A	x
Schedule of Professional Fees Paid	MOR-1c	x
Copies of Bank Statements		N/A	x
Cash Disbursements Journals		N/A	x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-Petition Taxes	MOR-4a	N/A	x
Copies of IRS Form 6123		N/A	x
Copies of Tax Returns Filed During Reporting Period		N/A	x
Summary of Unpaid Post-Petition Debts	MOR-4b	x
Listing of Aged Accounts Payable	MOR-4b	x
Accounts Receivable Reconciliation and Aging	MOR-5a	x
Debtor Questionnaire	MOR-5b	x

FORM MOR

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Global Notes and Statements of Limitations and Disclaimers Regarding the Debtors' Monthly Operating Reports

This Monthly Operating Report ("MOR") includes activity for the following Debtors:

Debtor	Case No.
RAIT Funding, LLC	19-11915 (BLS)
RAIT Financial Trust	19-11916 (BLS)
RAIT General, Inc.	19-11917 (BLS)
RAIT Limited, Inc.	19-11918 (BLS)
Taberna Realty Finance Trust	19-11919 (BLS)
RAIT JV TRS, LLC	19-11920 (BLS)
RAIT JV TRS SUB, LLC	19-11921 (BLS)

On August 30, 2019 (the “Petition Date”), RAIT Funding LLC and 6 of its affiliates (collectively, the “Debtors”), each commenced a voluntary case under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On September 4, 2019, the Bankruptcy Court entered an order authorizing the joint administration of these cases pursuant to Bankruptcy Rule 1015(b).

These following notes and statements and limitations should be referred to, and referenced in connection with, any review of this MOR.

1.

Basis for Presentation.  This MOR has been prepared solely for the purpose of complying with the monthly reporting requirements in these chapter 11 cases and is in a format the Debtors believe is acceptable to the United States Trustee.  The financial statements and supplemental information contained herein are preliminary, unaudited and may not comply in all material respects with accounting principles generally accepted in the United States ("GAAP").  In addition, certain of the financial statements and supplemental information contained herein represent consolidated information (e.g., RAIT Financial Trust and its consolidated subsidiaries). The unaudited consolidated financial statements have been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and upon application of such procedures the financial information could be subject to material change.  The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors.

The information furnished in this report includes normal recurring adjustments, but may not include all adjustments that would typically be made for financial information in accordance with GAAP.

The consolidated results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of the Debtors' operations, their financial position and the schedule of receipts and disbursements in the future.  The Debtors caution readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

2.

Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non‐bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder.  Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

3.

Liabilities Subject to Compromise. Liabilities subject to compromise have been reported at the amounts recorded on the Debtors' books and records as of the date of the report. The amounts classified as liabilities subject to compromise in the financial statements included herein are preliminary and may be subject to future adjustments depending on Bankruptcy Court actions, developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, reconciliation of claims, and other events.

4.

Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors' rights or an admission with respect to their chapter 11 cases.

5.

Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors' books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

6.

Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Motion of Debtors for Entry of Interim and Final Orders (I) Authorizing The Debtors To (A) Continue To Operate Their Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, (C) Maintain Existing Business Forms, And (D) Continue To Perform Intercompany Transactions, (II) Suspending The Requirements Contained In Section 345(B) Of The Bankruptcy Code, and (III) Granting Related Relief [Docket No. 4, 32 and 122].

FORM Notes

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Global Notes and Statements of Limitations (cont.)

7.

Debtor & Non-Debtor Activities. To the best of the Debtors’ ability, the information shown in this MOR is for the 7 Debtor entities. In that regard, MOR-2 (Statement of Operations) and MOR-3 (Balance Sheet) include individual data for Debtors, with aggregated activity for all non-Debtors, and aggregated intercompany eliminations across Debtors and non-Debtors. Historically, financial statements have only been produced by the Debtors on a consolidated basis (e.g., RAIT Financial Trust and its consolidated subsidiaries), and accounting processes and general ledger activity have occurred to support preparation of these consolidated financial statements, and not stand-alone financial statements for each Debtor. Accordingly, each Debtor’s individual information within MOR-2 and MOR-3 may not be in accordance with GAAP. As such. relying upon an unconsolidated view of each Debtor may be misleading and is being shown only for the purposes of complying with MOR reporting requirements.

8.	Sale of Substantially all Assets. On August 30, 2019, the Debtors entered into an Equity and Asset Purchase Agreement to sell substantially all of its assets to

CF RFP Holdings LLC, an entity owned by funds managed by affiliates of Fortress Investment Group LLC.  The sale was effectuated through a sale process under

Section 363 of the United States Bankruptcy Code.  On December 23, 2019, the Debtors closed on that sale.  The sale was approved pursuant to a court order [Docket #268].  While the transaction is reflected in this MOR with the sale of assets and collection of the purchase price in cash, the purchase price allocation and other technical accounting aspects of the sale as required by GAAP, are preliminary and subject to material revision in future periods.

FORM Notes

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RAIT FUNDING LLC	Case No.	19-11915 (BLS)
Debtor	Reporting Period:	02/01/20 - 02/29/20

MOR-1a
Schedule of the Debtors' Cash Receipts and Disbursements
For the Period From February 1, 2020, to February 29, 2020

($ in thousands)
Bank Balance 01/31/2020		$164,026

Receipts:
Cash Receipts		155
Total Receipts		$155

Disbursements:
Operating Disbursements
Payroll and Benefits		(166)
Professional Fees - Recurring		(2)
Litigation Related Costs		-
Corporate Overhead		(242)
REO Maintenance		-
Other		(20)
Total Operating Disbursements		$(430)

Non-Operating Cash Items
Professional Fees - Restructuring		(868)
Principal & Interest		-
Transaction Related Expenses		-
Sale Proceeds		-
Total Non-Operating Cash Flow		$(868)

Net Cash Flow		$(1,143)

Ending Bank Balance 02/29/2020		$162,883

Outstanding Checks		(8)

Ending Book Balance 02/29/2020		$162,875

FORM MOR-1a

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RAIT FUNDING LLC	Case No. 19-11915 (BLS)
Debtor	Reporting Period: 02/01/20 - 02/29/20

MOR-1b

Bank Reconciliation

As of February 29, 2020

The Debtors hereby submit this attestation in lieu of providing copies of bank statements, bank reconciliations, and cash disbursement journals.

Attached to MOR-1a is a listing of all Debtor bank accounts, by account number, with period ending book balances. The Debtors affirm these accounts are reconciled monthly in accordance with the Debtors' ordinary course accounting practices and are available to the United States Trustee upon request. Further, the Debtors affirm that cash bank statements and cash disbursement journals are maintained in accordance with the Debtors' ordinary course accounting practices and are available to the United States Trustee upon request.

/s/ Alfred Dilmore3/23/2020

Signature of Authorized IndividualDate

Alfred DilmoreChief Financial Officer

Printed Name of Authorized IndividualTitle of Authorized Individual

FORM MOR-1b - Bank Rec

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RAIT FUNDING LLC			Case No.	19-11915 (BLS)
Debtor			Reporting Period:	02/01/20 - 02/29/20

MOR-1b (cont.)
Book Balances
As of February 29, 2020

($ in thousands)
Entity	Bank	Account No. (1)	Description	Ending Book Balance
RAIT Financial Trust	Citibank NA	*2169	Operating	$26,847
RAIT Financial Trust	Citibank NA	*1136	MMA	121,087
RAIT Financial Trust	Citibank NA	*0232	MMA	6,538
Taberna Realty Finance Trust	Citibank NA	*0397	Operating	8,351
RAIT Funding LLC	Citibank NA	*5657	Operating	43
RAIT JV TRS LLC	Citibank NA	*9356	Operating	8
RAIT Financial Trust	Wilmington Trust	*4000	Escrow	-
Taberna Realty Finance Trust	Wilmington Trust	*9000	Escrow	-

Total Debtors Book Cash				$162,875

(1)

Represents last four digits of account number

FORM MOR-1b - Book Balances

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RAIT FUNDING LLC				Case No.	19-11915 (BLS)
Debtor				Reporting Period:	02/01/20 - 02/29/20

MOR-1b (cont.)
Estimated US Trustee Fees
As of February 29, 2020

($ in actuals)
	Entity	Case No.	Jan. '20 Disbursements	Feb. '20 Disbursements	U.S. Trustee Fee Q1-2020(1)
	RAIT Financial Trust	19-11916 (BLS)	$2,044,028	$1,297,945	TBD
	RAIT Funding, LLC	19-11915 (BLS)	-	-	TBD
	RAIT JV TRS LLC	19-11920 (BLS)	-	-	TBD
	RAIT General, Inc.	19-11917 (BLS)	-	-	TBD
	RAIT Limited, Inc.	19-11918 (BLS)	-	-	TBD
	RAIT JV TRS SUB, LLC	19-11921 (BLS)	-	-	TBD
	Taberna Realty Finance Trust	19-11919 (BLS)	-	-	TBD

	Estimated US Trustee Fees		$2,044,028	$1,297,945	TBD

(1) Actual U.S. Trustee quarterly fee will be determined at 1Q quarter end.      The Debtors accrue an estimate each month.

FORM MOR-1b - UST Fee

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RAIT FUNDING LLC								Case No.	19-11915 (BLS)
Debtor							Reporting Period:		02/01/20 - 02/29/20

MOR-1c
Schedule of Professional Fees Paid
For the Period From February 1, 2020, to February 29, 2020

($ in thousands)
Schedule of Professional Fees Paid
			Check/Wire		Current Period Payments			Amount Paid Since Filing
Professional	Period Covered	Payor	Number	Date	Fees	Expenses	Total	Fees	Expenses	Total

Cole Schotz
Payment 1	10/1/19 - 10/31/19	RAIT Financial Trust	Wire	2/25/2020	$18	$0	$19
Payment 2	11/1/19 - 11/30/19	RAIT Financial Trust	Wire	2/25/2020	10	0	10
Cole Schotz Total					$29	$0	$29	$46	$1	$47
Drinker Biddle & Reath LLP	-	-	-	-	-	-	-	953	38	991
EPIQ	1/1/20 - 1/31/20	RAIT Financial Trust	Wire	2/24/2020	83	-	83	442	-	442
FTI Consulting Inc.
Payment 1	10/1/19 - 10/31/19	RAIT Financial Trust	Wire	2/25/2020	168	0	168
Payment 2	11/1/19 - 11/30/19	RAIT Financial Trust	Wire	2/25/2020	117	0	117
FTI Consulting Inc. Total					$284	$0	$285	$465	$1	$466
KPMG, LLP	-	-	-	-	-	-	-	109	0	109
Kramer Levin Naftalis & Frankel LLP
Payment 1	10/1/19 - 10/31/19	RAIT Financial Trust	Wire	2/25/2020	198	4	203
Payment 2	11/1/19 - 11/30/19	RAIT Financial Trust	Wire	2/25/2020	197	9	206
Kramer Levin Naftalis & Frankel LLP Total					$395	$14	$409	$652	$20	$672
M-III Partners, LP	-	-	-	-	-	-	-	346	17	364
U.S. Trustee
Payment 1	10/1/19 - 12/31/19	RAIT Financial Trust	Wire	2/5/2020	60	-	60
Payment 2	10/1/19 - 12/31/19	RAIT Financial Trust	Wire	2/5/2020	0	-	0
Payment 3	10/1/19 - 12/31/19	RAIT Financial Trust	Wire	2/5/2020	0	-	0
Payment 4	10/1/19 - 12/31/19	RAIT Financial Trust	Wire	2/5/2020	0	-	0
Payment 5	10/1/19 - 12/31/19	RAIT Financial Trust	Wire	2/5/2020	0	-	0
Payment 6	10/1/19 - 12/31/19	RAIT Financial Trust	Wire	2/5/2020	0	-	0
Payment 7	10/1/19 - 12/31/19	RAIT Financial Trust	Wire	2/13/2020	0	-	0
U.S. Trustee Total					$62	$-	$62	$69	$-	$69
UBS Securities, LLC	-	-	-	-	-	-	-	2,356	63	2,418
Total					$854	$14	$868	$5,438	$139	$5,578

FORM MOR-1c

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RAIT FUNDING LLC								Case No.	19-11915 (BLS)
Debtor							Reporting Period:		02/01/20 - 02/29/20

MOR-2
Statement of Operations
For the Period From February 1, 2020, to February 29, 2020

($ in thousands)
Entity	RAIT FUNDING, LLC	RAIT FINANCIAL TRUST	RAIT GENERAL, INC.	RAIT LIMITED, INC.	TABERNA REALTY FINANCE TRUST	RAIT JV TRS, LLC	RAIT JV TRS SUB, LLC	Non-Debtors	Eliminations	Total
Case No.	19-11915	19-11916	19-11917	19-11918	19-11919	19-11920	19-11921

Revenue:
Investment interest income	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Investment interest expense	-	-	-	-	-	-	-	-	-	-
Net interest margin	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Property income	-	-	-	-	-	-	-	-	-	-
Fee and other income	-	-	-	-	-	-	-	-	-	-
Total revenue	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Expenses:
Interest expense	-	-	-	-	-	-	-	-	-	-
Real estate operating expense	-	-	-	-	-	-	-	(0)	-	(0)
Property management expenses	-	-	-	-	-	-	-	-	-	-
General and administrative expenses	-	(657)	-	-	-	-	-	(14)	-	(671)
Provision for losses	-	-	-	-	-	-	-	-	-	-
Depreciation and amortization expense	-	-	-	-	-	-	-	-	-	-
Total expenses	$-	$(657)	$-	$-	$-	$-	$-	$(14)	$-	$(671)

Net Operating (Loss) Income	$-	$(657)	$-	$-	$-	$-	$-	$(14)	$-	$(671)

Interest and other income (expense), net	-	155	-	-	-	-	-	-	-	155
Gains / (losses) on assets	-	-	-	-	-	-	-	-	-	-
Gains (losses) on extinguishments of debt	-	-	-	-	-	-	-	-	-	-
Reorganization items, net	-	(793)	-	-	-	-	-	-	-	(793)
Income (loss) before taxes	$-	$(1,295)	$-	$-	$-	$-	$-	$(14)	$-	$(1,309)

Income tax benefit (provision)	-	-	-	-	-	-	-	-	-	-

Net Income (Loss)	$-	$(1,295)	$-	$-	$-	$-	$-	$(14)	$-	$(1,309)

FORM MOR-2 PAGE 10 OF 16

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RAIT FUNDING LLC									Case No.	19-11915 (BLS)
Debtor								Reporting Period:		02/01/20 - 02/29/20

MOR-3
Balance Sheet
As of February 29, 2020
($ in thousands)
Entity	RAIT FUNDING, LLC	RAIT FINANCIAL TRUST	RAIT GENERAL, INC.	RAIT LIMITED, INC.	TABERNA REALTY FINANCE TRUST	RAIT JV TRS, LLC	RAIT JV TRS SUB, LLC	Non-Debtors	Eliminations	Total
Case No.	19-11915	19-11916	19-11917	19-11918	19-11919	19-11920	19-11921

Assets:
Cash and cash equivalents	$43	$154,472	$-	$-	$8,351	$8	$-	$12	$-	$162,886
Other assets(1)	100	5,712	-	-	4,979	-	539	454,891	(454,857)	11,365
Total assets	$143	$160,185	$-	$-	$13,330	$8	$539	$454,903	$(454,857)	$174,251

Liabilities & Equity:
Indebtedness	-	-	-	-	-	-	-	(0)	0	(0)
Accrued interest payable	-	-	-	-	-	-	-	-	-	-
Accrued Expenses	-	4,441	-	-	-	-	-	(0)	-	4,441
Accounts payable	-	49	-	-	-	-	(0)	(0)	-	49
Deferred taxes and other liabilities(2)	-	7,946	-	-	-	-	-	30	-	7,977
Liabilities not subject to compromise	-	-	-	-	-	-	-	-	-	-
				-
Liabilities subject to compromise	23,750	123,498	-	-	18,671	-	1	-	-	165,921

Total liabilities	$23,750	$135,935	$-	$-	$18,671	$-	$1	$30	$0	$178,387

Shares outstanding	-	2,874	-	-	-	-	-	-	-	2,874
Additional paid in capital	-	2,071,010	-	-	-	-	-	522,818	(491,324)	2,102,504
Accumulated other comprehensive income (loss)	-	-	-	-	12,673	-	-	-	-	12,673
Retained earnings (deficit)	(54,533)	(1,002,752)	-	-	(657,446)	-	(5,412)	(253,889)	(148,155)	(2,122,187)
Non-controlling interest	-	-	-	-	-	-	-	876	(876)	-
Intercompany contributions/distributions	30,926	(1,046,882)	-	-	639,433	8	5,950	185,067	185,498	0
Total equity	$(23,607)	$24,250	$-	$-	$(5,340)	$8	$538	$454,872	$(454,857)	$(4,136)

Total liabilities & equity	$143	$160,185	$-	$-	$13,330	$8	$539	$454,903	$(454,857)	$174,251

Notes:

(1)

Other assets for Taberna Realty Finance Trust includes an estimate of the purchase price allocable to the assets of Taberna Realty Finance Trust that were sold on December 23, 2019; estimate is preliminary and is subject to further review.

(2)

Other liabilities for RAIT Financial Trust includes an estimate of the purchase price allocable to the assets of Taberna Realty Finance Trust that were sold on December 23, 2019; estimate is preliminary and is subject to further review.

FORM MOR-3

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RAIT FUNDING LLC	Case No.	19-11915 (BLS)
Debtor	Reporting Period:	02/01/20 - 02/29/20

Supplemental Schedule
Reorganization Items
For the Period From February 1, 2020, to February 29, 2020

($ in thousands)
Professional fees - restructuring		$779
US Trustee fees		14
Total		$793

Supplemental Schedule
Liabilities Subject to Compromise
As of February 29, 2020

($ in thousands)
Senior note claims		$123,393
Subordinated RAIT Funding junior note claim and RAIT parent subordinated guaranty claim		23,750
Subordinated Taberna note claims		18,671
General unsecured claims		107
Total		$165,921

FORM Supp Sch

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RAIT FUNDING LLCCase No. 19-11915 (BLS)

DebtorReporting Period: 02/01/20 - 02/29/20

MOR-4a

Status of Post-Petition Taxes

As of February 29, 2020

The Debtors have paid and are paying all undisputed post-petition taxes as they come due. Copies of filed tax returns and IRS forms, if applicable for this reporting period, are available to the U.S. Trustee upon request.

/s/ Alfred Dilmore3/23/2020

Signature of Authorized Individual	Date
Alfred Dilmore	Chief Financial Officer

Printed Name of Authorized IndividualTitle of Authorized Individual

FORM MOR-4a

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RAIT FUNDING LLC				Case No.	19-11915 (BLS)
Debtor				Reporting Period:	02/01/20 - 02/29/20

MOR-4b
Summary of Unpaid Post-Petition Accounts Payable
As of February 29, 2020

($ in thousands)	Current	1-30 Days	31-60 Days	Over 60 days	Total A/P
Corporate expenses	$49	$-	$-	$-	$49
Total Accounts Payable	$49	$-	$-	$-	$49

FORM MOR-4b

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RAIT FUNDING LLC				Case No.	19-11915 (BLS)
Debtor				Reporting Period:	02/01/20 - 02/29/20

MOR-5a
Accounts Receivable Balance
As of February 29, 2020

($ in thousands)	Current-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total A/R
	$-	$-	$-	$-	$-
Total Accounts Receivable	$-	$-	$-	$-	$-

		Other Accrued AR			-
		Credit Balance Adjustment			-
		(-) Allowance for Doubtful Accounts			-
		Total Net Accounts Receivable			$-

Accounts Receivable Reconciliation
Beginning A/R Balance, Net
		(-) Total AR Cash Collections During the Period			-
		(+) Change in Allowance for Doubtful Accounts			-
		(+) Credit Balance Adjustment			-
		(+) Net Sales During the Period Related to AR			-
		Ending A/R Balance, Net			$-

FORM MOR-5a

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RAIT FUNDING LLCCase No. 19-11915 (BLS)

DebtorReporting Period: 02/01/20 - 02/29/20

MOR-5b

Debtor Questionnaire

For the Period From February 1, 2020, to February 29, 2020

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below (1).		x (see note below)
3. Have all post‐petition tax returns been timely filed? If no, provide an explanation below.	x
4. Are workers' compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001‐3.

x

Notes:

(1)

Answer is specific to only Debtor related funds.  Non-Debtor entities are continuing to disburse funds in the normal course.

FORM MOR-5b